Exhibit 99.1

NIMBLE. TENACIOUS. DISCI P LINED. Investor Presentation November 2021

Our goal is to deliver attractive, risk - adjusted returns by investing in quality healthcare assets. As a net - lease medical office real estate investment trust (REIT), we target properties operated by profitable healthcare systems or physician groups that are at the forefront of delivering needed care in their local communities. 2

COMPANY HIGHLIGHTS 3 • Strategically curated, high - quality portfolio with excellent diversification across tenant/operators and markets • Focused growth strategy with proven results; acquired over $1.3 billion since IPO, and $163 million year - to - date 2021 • Strong asset management expertise drives tenant satisfaction, potential value creation, and incremental opportunities to expand relationships • Strong balance sheet with modest 42.9% leverage ratio and $240 million of available capacity* • Experienced and proven leadership team, aligned with shareholders and committed to corporate responsibility As of September 30, 2021. *Line of credit capacity as of November 1, 2021

4 A STRATEGY THAT DELIVERS VALUE $1.3B Investments in Real Estate Gross $969MM Market Cap 7.8% Weighted Average Cap Rate 5.6% Dividend Yield As of September 30, 2021.

5 “Our scale, balance sheet and proven investment philosophy put GMRE in an excellent position to continue to grow and drive shareholder value.“ Jeffrey Busch Chairman, Chief Executive Officer and President

SUPERIOR TOTAL SHAREHOLDER RETURN 160.0% 140.0% 120.0% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% - 20.0% - 40.0% GMRE Total Return vs. Indices G MRE Russell 2000 S&P 500 MSCI US REIT (RMS) 6 As of September 30, 2021.

HIGH PERFORMING REAL ESTATE AT THE FOREFRONT OF HEALTHCARE 4.6X RENT COVERAGE WEIGHTED AVERAGE RENT ESCALATIONS 2.1% 7.3 WEIGHTED AVERAGE LEASE TERM 163 BUILDI N GS 177 TEN A N TS 98.9% OCCUPANCY 4.2MM Net Leasable Area (SF) 7 As of September 30, 2021.

DIVERSE, WELL - POSITIONED PORTFOLIO 4 2 .6% 1 8 .1% 4.5% 1 8 .6% 6.6% 9.6% MOB M OB / ASC M OB / Im a ging / E R IRF Surgical Hospital Other 8 As of September 30, 2021.

INVESTING IN THE FUTURE OF HEALTHCARE 9

“We dig deeper to find value in properties and markets that other investors overlook. Our unique strategy is bolstered by favorable demographic trends and the shift in healthcare delivery to local markets and the smaller, specialized facilities we invest in.” Alfonzo Leon Chief Investment Officer 10

$1.3B AND CONTINUING TO GROW $94 $207 $472 $648 $906 $1,312.00 $1,143 $0 $ 2 00 $ 4 00 $ 6 00 $ 8 00 $ 1 ,0 0 0 $ 1 ,2 0 0 $ 1 ,4 0 0 At IPO 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2021 YTD 74% CAGR Since IPO Gross Real Estate Assets in Millions 11 AS OF 9/30/2021 As of September 30, 2021.

A DISTINCT APPROACH DISCIPLINED MARKET SELECTION • Bedroom communities • Secondary markets with favorable demand drivers • Positioned to benefit from decentralization trends STRINGENT UNDERWRITING AND DUE DILIGENCE • Uncover mispriced acquisition opportunities • Sustainable cash flows • Attractive lease coverage ratios RIGOROUS TENANT AND FACILITY IDENTIFICATION • Healthcare systems and physician groups with a strong regional footprint • Essential or mission - critical services • Off - campus, purpose - built RESILIENT FINANCIAL STRUCTURE • Long - term, triple - net leases • Annualized rent escalations 12

INVESTING IN THE FUTURE OF HEALTHCARE 9 0 % of Americans age 50 and older want to age in place. 1 6 5 % of seniors between the ages of 60 and 70 find it “very easy” to live independently. 2 As American’s choose to age in place, demand for conveniently located healthcare will continue to increase. 1) Source: WebMD 2) Source: aginginplace.org 13

A LONG RUNWAY FOR ACCRETIVE GROWTH Our pipeline is full of opportunity, but it’s our distinct strategy and due diligence that allows us to execute the right deals to drive value. 14 $20B Medical Office and In - Patient Real Estate Transactions Annually $2B in Targeted Markets, Property Types and Cap Rate Range $800M Investigated/Reviewed ~$ 200M+ in Completed Deals $ 20B ~$200M As of September 30, 2021.

“We don’t look at investing in real estate as a single activity to be completed but as the first step in building an enduring relationship.” Danica Holley Chief Operating Officer 15

DOMINANT LOCAL PHYSICIAN GROUPS FOR - PROFIT SYSTEMS AFFILIATIONS AND SURGICAL OPERATOR PARTNERSHIPS PROFITABLE, STRONG HEALTHCARE TENANTS 16 NOT - FOR - PROFIT HEALTH SYSTEMS AFFILIATIONS

“With an attentive, flexible and creative approach, Global Medical REIT worked with us to structure a transaction that met our goals and helped propel our growth. GMRE has been a helpful partner and resource since our closing.” David Harano former CEO, Gastro One 17

“We continue to strengthen our balance sheet and improve our credit metrics to build a strong foundation for our future growth . ” Robert Kiernan Chief Financial Officer and Treasurer 18

STRONG CAPITAL STRUCTURE PROVIDING ACCESS TO MULTIPLE CAPITAL SOURCES 19 LEVERAGE RATIO • 42.9% AVAILABLE CAPACITY • $6.0 million cash on hand • $240 million LOC Availability* • Multiple sources of capital, including: OP Units, ATM, Preferred equity, secured and unsecured debt $ - $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 D e b t Preferred Equity Common Equity and OP Units $58,041 Rev o lv er $15 5 ,7 00 T e rm $35 0,0 00 Credit Fac ility Ot h e r As of September 30, 2021. *Line of credit capacity as of November 1, 2021

INSTITUTIONAL KNOWLEDGE, HANDS - ON APPROACH Jeffrey Busch — Chairman, Chief Executive Officer and President 20+ years of experience in healthcare, real estate development, management and investment Robert Kiernan — Chief Financial Officer and Treasure 30+ years of experience in financial accounting, reporting and management, with extensive experience in SEC reporting and SOX compliance Alfonzo Leon — Chief Investment Officer 19+ years of experience in real estate finance and has completed $3 billion of transactions Danica Holley — Chief Operating Officer 19+ years of management and business development experience Jamie Barber — General Counsel and Corporate Secretary 15+ years of experience with SEC compliance and reporting matters, corporate governance, investment banking and REIT - related capital markets 20

HIGHLY SKILLED AND DIVERSE BOARD Jeffrey Busch — Chairman, Chief Executive Officer and President 20+ years of experience in healthcare, real estate development, management and investment. Matthew Cypher, PH.D — Investment Committee Chair, Nominating and Governance Committee Member Professor at Georgetown University’s McDonough School of Business where he serves as the director of the Real Estate Finance Initiative. Henry Cole — Lead Independent Director, Compensation Committee Chair, Audit Committee Member 40+ years of successful executive management and implementation of health and medical programs involving innovations in technology, market development and service delivery. Paula Crowley — Audit Committee Member, Compensation Committee Member, Investment Committee Member 40 + years of real estate experience including co - founding Anchor Health Properties in 1987 , now Brinkman Management and Development . Ronald Marston — Nominating and Governance Committee Chair, Compensation Committee Member 40+ years of experience in healthcare and is known as an international authority on healthcare systems and trends. Dr . Roscoe Moore, Jr . — Compensation Committee Member, Nominating and Governance Committee Member Until his retirement, served with the United States Department of Health and Human Services and for the last 12 years of his career was responsible for global development support. Lori Wittman — Audit Committee Chair, Nominating and Governance Committee Member Decades of experience in senior finance and capital market positions at leading REITs and healthcare real estate development companies. Zhang Huiqi — Investment Committee Member Serves as non - Executive Director of Xingye Wulian Service Group Co. Ltd, and the supervisor for Henan Hongguang Real Estate Limited and Henan Zensun Corporate Development Group Company Limited. 21

• Collecting tenant data to benchmark energy consumption and efficiency • Created an ESG working group • Completed inaugural GRESB submission • Employee engagement, health, safety and work - life balance • Board of Directors - 33% women and 55% of individuals from underrepresented groups • Joined National Association of Corporate Directors COMMITTED TO CORPORATE RE S PONSIBILITY 22

FORWARD LOOKING STATEMENT This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of offers to purchase, Global Medical REIT Inc.’s (the “Company”, or “GMRE”) securities. The information contained in this presentation does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements.” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The forward - looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q and any prospectus or prospectus supplement filed with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law. This presentation includes information regarding certain of our tenants, which are not subject to SEC reporting requirements. The information related to our tenants contained in this report was provided to us by such tenants or was derived from publicly available information. We have not independently investigated or verified this information. We have no reason to believe that this information is inaccurate in any material respect, but we cannot provide any assurance of its accuracy. We are providing this data for informational purposes only. 23

DISCLOSURES Rent Coverage Ratio For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed. These ratios are based on latest available information only. Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete. Certain other tenants (approximately 12% of our portfolio) are excluded from the calculation due to (i) lack of available financial information or (ii) receipt of significant COVID - 19 relief funds that may cause reported coverage to differ materially from underlying performance. Additionally, our Rent Coverage Ratio adds back physician distributions and compensation. Management believes all adjustments are reasonable and necessary. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.globalmedicalreit.com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources. The Company has not independently verified this information and there can be no assurance that such information is accurate or complete. 24